Exhibit 10.5

PARTIAL RELEASE OF MORTGAGE

This Partial Release of Mortgage, made as of the 11 day of January, 2024, by CH CAPITAL LENDING, LLC, a Delaware limited liability company, as administrative agent for the Lenders (together with its successors and assigns in such capacity hereinafter referred to as “Administrative Agent” or “Secured Party”) having an address of 11111 Santa Monica Blvd., Suite 800, Los Angeles, California 90025. (“Mortgagee”), under that certain Mortgage (as defined below) made by HOF VILLAGE YOUTH FIELDS, LLC, a Delaware limited liability company (“Leasehold Grantor”), HOF VILLAGE PARKING, LLC, a Delaware limited liability company (“Parking Grantor”), and HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (the “Fee Grantor”) (Leasehold Grantor, Parking Grantor and Fee Grantor, collectively, “Grantor”).

Administrative Agent being the holder of (i) that certain Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 1, 2020, from Grantor and certain other parties in favor of Administrative Agent, recorded on December 2, 2020 as Instrument No. 202012020053155 in the Stark County, Ohio Records, as partially released by (ii) that certain Partial Release of Mortgage, dated as of December 15, 2021, recorded on December 17, 2021 as Instrument No. 202112170065680 in the Stark County, Ohio Records, as assigned by (iii) that certain Assignment of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 1, 2022, recorded on March 3, 2022 as Instrument No. 202203030009630 in the Stark County, Ohio Records, as amended by (iv) that certain First Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 1, 2022, recorded on March 3, 2022 as Instrument No. 202203030009751 in the Stark County, Ohio Records, as partially released by (v) that certain Partial Release of Mortgage, dated as of November 7, 2022, recorded on November 18, 2022 as Instrument No. 202211180047984 in the Stark County, Ohio Records, (vi) that certain Second Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed on March 17, 2023, effective as of November 7, 2022, recorded on March 23, 2023 as Instrument No. 202303230008694 in the Stark County, Ohio Records, and (vii) that certain Third Amendment to and Spreader of Open-End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, effective as of December 8, 2023, recorded on December [__], 2023 as Instrument No. [______________] in the Stark County, Ohio Records (as so partially released, assigned, and amended, collectively, the “Mortgage”).

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mortgagee does hereby release and discharge from the lien of the Mortgage the portion of the Premises described on Exhibit A-1, attached hereto and incorporated herein, together with the Mortgaged Property in connection therewith (the “Released Premises”), without however in any manner releasing the portion of the Premises described on attached Exhibit A-2 or Exhibit A-3 (such Premises, together with the Mortgaged Property in connection therewith being the “Retained Premises”).

This Partial Release of Mortgage shall not impair the lien of the Mortgage as to the Retained Premises described on Exhibit A-2 and Exhibit A-3 hereto. After giving effect to this Partial Release of Mortgage, the Mortgage is and remains a valid and continuing lien on the Retained Premises described on Exhibit A-2 and Exhibit A-3, but is fully released as to the Released Premises.

[No further text on this page; Signature pages follow]

Partial Release of Mortgage (Youth Fields) (former Aquarian)

IN WITNESS WHEREOF, this instrument has been executed on the date of acknowledgement indicated below.

Administrative Agent:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
as Administrative Agent/Collateral Agent

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ John A. Mase
Name:	John A. Mase
Title:	Chief Executive Officer

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On January __, 2024, before me, ________________________________, Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	(Seal)

Partial Release of Mortgage (Youth Fields) (former Aquarian)

Agreed and accepted by cross-collateralized lenders:

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

JKP FINANCIAL, LLC,
a Delaware limited liability company

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

MIDWEST LENDER FUND, LLC,
a Delaware limited liability company

By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

By:	/s/ Stuart Lichter
	Name:	Stuart Lichter
	Title:	President

Prepared by:

John W. Waldeck, Jr., Esq.

Walter | Haverfield LLP

The Tower at Erieview

1301 E. Ninth Street, Suite 3500

Cleveland, Ohio 44114

Partial Release of Mortgage (Youth Fields) (former Aquarian)

EXHIBIT A-1

Legal Description

for HOF Village Youth Fields

Leasehold Estate

[See Attached]

Partial Release of Mortgage (Youth Fields) (former Aquarian)

Situated in the City of Canton, County of Stark and State of Ohio:

And known as being a part of Out Lots No. 706 and 535 in the City of Canton as recorded in a Dedication Plat recorded in Plat Book Volume 31, Page 77 of Stark County Plat Records, also known as being part of parcels now or formerly owned by Canton CSD (Parcel 28-0033) and (Parcel 28-0017) as recorded in Volume 1893, Page 534 of Stark County Records and bounded and described as follows:

Commencing at the intersection of centerline of Clarendon Avenue, varies in width, and the centerline of 17th Street, 50 feet wide;

Thence South 88 degrees 02 minutes 18 seconds East, along said centerline of 17th Street, a distance of 50.38 feet to a point thereon;

Thence South 01 degrees 57 minutes 42 seconds West, a distance of 25.00 feet to a point on a Southerly line of 17th Street, said point also being the place of beginning of the land herein to be described:

Thence South 88 degrees 02 minutes 18 seconds East, along said southerly line of 17th Street, a distance of 1270.91 feet to a point on a Westerly line of 1-77, varies in width, as recorded in a ODOT STA.-8-11.17 Plat in Plat Book Volume 32, Page 202 of Stark County Plat Records;

Thence South 37 degrees 22 minutes 38 seconds East, along said Westerly line of I-77, a distance of 39.25 feet to a point thereon;

Thence South 09 degrees 05 minutes 30 seconds West, continuing along Westerly line of I-77, a distance of 225.00 feet to a point thereon;

Thence South 14 degrees 52 minutes 09 seconds West, continuing along Westerly line of I-77, a distance of 597.90 feet to a point on a Northerly line of Helen Place, 50 feet wide;

Thence North 88 degrees 05 minutes 51 seconds West, along said Northerly line of Helen Place, a distance of 1127.58 feet to a point of curvature;

Thence Northwesterly along the arc of a curve deflecting to the right. 31.27 feet, said arc having a radius of 20.00 feet and a chord which bears North 43 degrees 18 minutes 32 seconds West, a distance of 28.18 feet to a point on the Easterly line of Clarendon Avenue;

Thence North 01 degrees 28 minutes 47 seconds East, along said Easterly line of Clarendon Avenue, a distance of 797.60 feet to a point of curvature;

Thence Northeasterly along the arc of a curve deflecting to the right, 31.58 feet, said arc having a radius of 20.00 feet and a chord which bears North 46 degrees 43 minutes 15 seconds East, a distance of 28.40 feet to the place of beginning of the land herein described.

Containing 23.8650 Acres, 1,039,558 Square feet of land.

PPN: 280017 & 280033

Partial Release of Mortgage (Youth Fields) (former Aquarian)

EXHIBIT A-2

Legal Description

for HOF Village Newco Fee Estate

Play Action Plaza

Situated in the City of Canton, Stark County, Ohio, and known as O.L. 1479 on that certain HOF Village Replat recorded in the Office of the Recorder of Stark County as Instrument No. 202203250013418, containing 3.10 acres, more or less.

Parcel No. 10015054

The Property address is:  2101 Champions Gtwy NW, Canton, OH 44708

Partial Release of Mortgage (Youth Fields) (former Aquarian)

EXHIBIT A-3

Legal Description

for HOF Village Parking Subleasehold Estate

Situated in the City of Canton, Stark County, and State of Ohio, also known as being part of Out Lot No. 1380 in the Replat of Canton City Lots 34196-34207, part of Lot 34965, Out Lot 536, 705 recorded in instrument number 201602170005863 of the Stark County Records and bounded and described as follows:

Commencing at an iron pin at the intersection of the Northerly line of 17th Street (50 feet wide) and the easterly line of Clarendon Avenue (50 feet wide), thence North 01° 28’47” East along the said easterly line of Clarendon Avenue, a distance of 162.00 feet to an iron pin set thereon and being the Place of Beginning of the parcel of land herein described;

Thence North 01° 28’47” East continuing along the said easterly line of Clarendon Avenue, a distance of 328.86 feet to the southwesterly corner of Fulton Heights Addition as recorded in Plat Volume 9 Page 54 of the Stark County Records, said point being referenced by a 3/4 inch iron pin found 0.65 feet north and 1.17 feet east;

Thence South 88°34’05” East along the southerly line of Fulton Heights Addition, a distance of 580.00 feet to a 3/4 inch iron pin found 0.09 feet north of a northwesterly corner of Out Lot 1379 as recorded in Instrument Number 201602170005863 of the Stark County Records;

Thence South 01°37’34” West along a westerly line of said Out Lot 1379, a distance of 496.21 feet to an iron pin set on the said northerly line of 17th Street;

Thence North 88°02’18” West along the said northerly line of 17th Street, a distance of 370.76 feet to an iron pin set at a point thereon;

Thence North 01°28’47” East along a new division line, a distance of 162.00 feet to an iron pin set;

Thence North 88°02’18” West along a new division line, a distance of 209.00 feet to the place of beginning of the parcel of land herein described and containing 5.7870 acre of land according to a survey by Atwell, LLC under the supervision of Alex E. Marks PS 8616 and being the same more or less and being subject to all legal highways.

All iron pins set are 5/8 inch iron pins 30 inches in length and capped “ATWELL”

Parcel Nos. 10011071, 243225, 1000719

Partial Release of Mortgage (Youth Fields) (former Aquarian)

LESS AND EXCEPT the following:

Situated in the City of Canton, Stark County, and State of Ohio, and being part of OL 1380 and 705 as shown on the replat recorded in Instrument Number 201602170005863 of the Stark County Records, and being more fully bounded and described as follows:

Beginning at a point on the northerly line of 17th Street (50 feet) at the southeasterly corner of said OL 1380;

Course No. 1: thence North 88°02’18” West along the northerly line of said 17th Street, a distance of 60.19 feet to a point;

Course No. 2: thence North 01°37’34” East, a distance of 495.65 feet to a point on the northerly line of OL 1380;

Course No. 3: thence South 88°34’05” East along the northerly line of OL 1380, a distance of 60.19 feet to a point;

Course No. 4: thence South 01°37’34” West, a distance of 496.21 feet to the Place of Beginning of the parcel of land herein described, containing 0.6853 acre of land according to a survey by Atwell LLC under the supervision of Alex E. Marks PS 8616 and being the same more or less and being subject to all legal highways and easements.

(Such exception parcel being a portion of Parcel Nos. 10011071 and 243225.)

Partial Release of Mortgage (Youth Fields) (former Aquarian)